UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) __July 10, 2007_____________________________

Winsted Holdings, Inc.
______________________________________________________________
(Exact name of registrant as specified in its charter)

        Florida		0-32333		65-0972965
_____________________________________________________________

(State (Commission  (IRS Employer
Of incorporation      File Number)       Identification No.)


c/o:  Appletree Capital Ltd. One Northfield Plaza, Suite 300,
Northfield, IL 60093
_____________________________________________________________
(Address of principal executive offices) 	(Zip Code)

Registrant?s telephone number, including area code 847-441-1822

100 Crescent Court, Suite 700,   Dallas, TX  75201
_____________________________________________________________
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

Mr. Mark Ellis has resigned all executive functions with the Company including as President and Board member. Francis P. Manzo III has been appointed President, Director and Chief Executive Officer. This change was effective June 30, 2007.

Section 8 - Other Events
Item 8.01 Other Events.
The registrant has relocated its corporate office and mailing address to: One Northfield Plaza, Suite 300, Northfield, IL
60093.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winsted Holdings, Inc.
______________________________________________________
(Registrant)

Date ___June 11, 2007___________________________________

_/s/ Francis Manzo_______________________________________
Francis P. Manzo III, President/Director